SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: July 14, 1999                     Commission file number 1-5805
                -------------                                            ------


                         THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                               13-2624428
          --------                                               ----------
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)


     270 Park Avenue, New York, NY                                 10017
(Address of principal executive offices)                         (Zip Code)


       (Registrant's telephone number, including area code) (212) 270-6000

Item 5.  Other Events


      The Chase Manhattan Corporation announced today that it will release its earnings for the second quarter of 1999 at approximately 7:30 a.m. on Wednesday, July 21. Earnings, when released, may be found at www.chase.com.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE CHASE MANHATTAN CORPORATION
                                                          (Registrant)


                                               /s/ Dina Dublon
                                               -------------------------------
                                                   Dina Dublon
                                                   Executive Vice President and
                                                   Chief Financial Officer


Dated: July 14, 1999